UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 27, 2007

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On June 28, 2007, Vornado Realty L.P. (tbe “Operating Partnership”), the operating partnership through which Vornado Realty Trust conducts its business, completed the first of three closings relating to its agreement to acquire a 15 shopping center portfolio aggregating approximately 1.9 million square feet. In connection with the closing, which relates to 5 properties (the “Properties”), the sellers elected on June 27, 2007 to receive a portion of the consideration for the Properties in units of the Operating Partnership. As a result, on June 28, 2007, the Operating Partnership issued 57,088 Class A Units, 30,130 Series G-1 Preferred Units, 63,082 Series G-2 Preferred Units, 494,236 Series G-3 Preferred Units and 52,265 Series G-4 Preferred Units. The units were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. Upon the satisfaction of certain conditions related primarily to the future performance of the Properties, the sellers of the Properties may be entitled to additional consideration after the closing of the acquisition in the form of an as yet undetermined number of Class A Units and Series G-1 Preferred Units.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2007, the Operating Partnership’s agreement of limited partnership was amended to provide for the issuance of the units referred to in Item 3.02 above and the admission of the holders of such units as limited partners of the Operating Partnership. A copy of the amendments are filed as exhibits 3.1-3.4 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Thirty-Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership,

dated as of June 28, 2007.

3.2	Thirty-Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership,

dated as of June 28, 2007.

3.3	Thirty-Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership,

dated as of June 28, 2007.

3.4	Fortieth Amendment to Second Amended and Restated Agreement of Limited Partnership,

dated as of June 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: June 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: June 29, 2007

Exhibit Index

3.1	Thirty-Seventh Amendment to Second Amended and Restated Agreement of

Limited Partnership, dated as of June 28, 2007.

3.2	Thirty-Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership,

dated as of June 28, 2007.

3.3	Thirty-Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership,

dated as of June 28, 2007.

3.4	Fortieth Amendment to Second Amended and Restated Agreement of Limited Partnership,

dated as of June 28, 2007.